Schedule of Finite-Lived Intangible Assets Future Amortization Expense (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Net amortization of intangible assets
2017	$ 410
2018	410
2019	410
2020	410
2021	410
2022 and beyond	$ 446